Exhibit 99.2

Excerpts from the MileagePlus Investor Presentation June 22, 2020

2 Certain statements in this presentation are forward - looking and thus reflect our current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance . Such forward - looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward - looking statements . Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “goals,” “targets” and similar expressions are intended to identify forward - looking statements . Additionally, forward - looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured . All forward - looking statements in this report are based upon information available us on the date of this presentation . We undertake no obligation to publicly update or revise any forward - looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law . Our actual results could differ materially from these forward - looking statements due to numerous factors including, without limitation, the following : the duration and spread of the ongoing global COVID - 19 pandemic and the outbreak of any other disease or similar public health threat and the impact on our business, results of operations and financial condition ; the risk that the MileagePlus Financing is not completed ; the lenders’ ability to accelerate the MileagePlus indebtedness, foreclose upon the collateral securing the MileagePlus indebtedness or exercise other remedies if we are not able to comply with the covenants in the MileagePlus Financing agreement ; the final terms of borrowing pursuant to the Loan Program under the CARES Act, if any, and the effects of the grant and promissory note through the Payroll Support Program under the CARES Act ; the costs and availability of financing ; our significant amount of financial leverage from fixed obligations and ability to seek additional liquidity and maintain adequate liquidity ; our ability to comply with the terms of its various financing arrangements ; the material disruption of our strategic operating plan as a result of the COVID - 19 pandemic and our ability to execute our strategic operating plans in the long term ; general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets) ; risks of doing business globally, including instability and political developments that may impact our operations in certain countries ; demand for travel and the impact that global economic and political conditions have on customer travel patterns ; our capacity decisions and the capacity decisions of our competitors ; competitive pressures on pricing and on demand ; changes in aircraft fuel prices ; disruptions in our supply of aircraft fuel ; our ability to cost - effectively hedge against increases in the price of aircraft fuel, if we decide to do so ; the effects of any technology failures, cybersecurity or significant data breaches ; disruptions to services provided by third - party service providers ; potential reputational or other impact from adverse events involving our aircraft or operations, the aircraft or operations of our regional carriers or our code share partners or the aircraft or operations of another airline ; our ability to attract and retain customers ; the effects of any terrorist attacks, international hostilities or other security events, or the fear of such events ; the mandatory grounding of aircraft in our fleet ; disruptions to our regional network as a result of the COVID - 19 pandemic or otherwise ; the impact of regulatory, investigative and legal proceedings and legal compliance risks ; the success of our investments in other airlines, including in other parts of the world, which involve significant challenges and risks, particularly given the impact of the COVID - 19 pandemic ; industry consolidation or changes in airline alliances ; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers ; costs associated with any modification or termination of our aircraft orders ; disruptions in the availability of aircraft, parts or support from our suppliers ; our ability to maintain satisfactory labor relations and the results of any collective bargaining agreement process with our union groups ; any disruptions to operations due to any potential actions by our labor groups ; labor costs ; the impact of any management changes ; extended interruptions or disruptions in service at major airports where we operate ; U . S . or foreign governmental legislation, regulation and other actions (including Open Skies agreements, environmental regulations and the United Kingdom’s withdrawal from the European Union) ; the seasonality of the airline industry ; weather conditions ; the costs and availability of aviation and other insurance ; our ability to realize the full value of our intangible assets and long - lived assets ; any impact to our reputation or brand image and other risks and uncertainties set forth under Part I, Item 1 A . , “Risk Factors,” of our Annual Report on Form 10 - K for the fiscal year ended December 31 , 2019 , as updated by our Quarterly Report on Form 10 - Q for the fiscal quarter ended March 31 , 2020 , and our Current Report on Form 8 - K filed on June 15 , 2020 , as well as other risks and uncertainties set forth from time to time in the reports we file with the U . S . Securities and Exchange Commission . Safe Harbor Statement

Certain Limitations

The contents of this presentation are not to be construed as legal, regulatory, business, tax or accounting advice. You should consult your own attorney, business advisor, tax advisor and accountant as to legal, regulatory, business, tax and accounting advice. Under no circumstances is this presentation or the information contained herein to be construed as a prospectus, offering memorandum or advertisement. This presentation is not, and is not intended to be, an offer to sell, or a solicitation of an offer to purchase, any securities or other interest in United Airlines Holdings, Inc. or any of its subsidiaries (the "Company").

This presentation and information contained herein constitutes confidential information and is provided to you on the condition that you will hold it in strict confidence and not reproduce, disclose, forward or distribute it in whole or in part without our prior written consent. The notes described in this presentation have not been, and will not be, registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any other jurisdiction. Any offer of the notes described in this presentation will be made only by means of a private offering memorandum to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act.

The Company and its affiliates, officers, directors, employees, professional advisors and agents do not accept responsibility or liability for this presentation or its contents (except to the extent that such liability cannot be excluded by law).

The distribution of this presentation in certain jurisdictions may be restricted by law.

Non-GAAP Financial Measures

United Airlines Holdings, Inc. ("UAL") and MileagePlus Holdings, LLC ("MPH"), evaluate their financial performance utilizing various accounting principles generally accepted in the United States of America (GAAP) and non-GAAP financial measures. UAL provides non-GAAP financial metrics, including (i) earnings before interest, taxes, depreciation and amortization and aircraft rent (EBITDAR), (ii) Adjusted EBITDAR, which is EBITDAR excluding unrealized (gains) losses on investments and special charges that management believes are not indicative of UAL's ongoing performance, (iii) earnings before interest, taxes depreciation and amortization (EBITDA), (iv) Adjusted EBITDA, which is EBITDA excluding special charges, non-operating credit losses and unrealized (gains) losses on investments, and (v) adjusted debt.
MPH provides non-GAAP financial metrics including EBITDA.

We believe these non-GAAP financial metrics provide useful supplemental information for management and investors. For additional information relating to special charges, see Note 14 to the financial statements contained in Part II, Item 8 of UAL's Form 10-K filed with the U.S. Securities and Exchange Commission (the "SEC") on February 25, 2020 and Note 11 to the financial statements contained in Part I, Item 1 of UAL's Form 10-Q filed with the SEC on May 4, 2020.

Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the financial statements presented herein and the annex hereto, as applicable.

UNITED MileagePlus 3

1 Note: Common equity issuance, CARES Act items and Spare Engine Bridge were done after 3/31/2020; Revolving Credit Facility wa s u ndrawn as of 3/31/2020 1 Represents proceeds from equity issuance completed in April 2020. 2 Adjusted total debt is a non - GAAP measure that includes current and long - term debt, operating lease obligations and finance lease obligations and noncurrent pension and postretirement obligations; adjusted EBITDAR is a non - GAAP measure that mea sures adjusted earnings before interest, income taxes, depreciation, amortization, aircraft rent and excluding special charges, and unrealized (gains) losses impact of investments. Fo r a GAAP to non - GAAP reconciliation, see Appendix C. United liquidity and capitalization Pro Forma Liquidity Statistics ($ in millions) Liquidity As of 3/31/2020 Cash, Cash Equivalents & Short-Term Investments $5,327 Revolving Credit Facility 2,000 Total Liquidity at 3/31/2020 $7,327 Pro Forma For Transaction and Financings to Date Common equity issuance proceeds 1,114 70% of CARES Act Grant 2,459 CARES Act PSP Unsecured Notes 1,012 Senior Secured Term Loan (Spare Engine Bridge) 250 New MPH Secured Term Loan 2,000 Other MPH Secured Debt 3,000 Total Liquidity Post-Transaction $17,162 Pro Forma For Remaining CARES Act Liquidity CARES Act Secured Loan $4,483 Additional CARES Act PSP Unsecured Notes 446 Remaining 30% of CARES Act Grant 1,041 Total Liquidity Post-Transaction and CARES Act $23,132 Capitalization Table At March 31, 2020 Pro Forma ($ in millions) Actual As Adjusted ∆ As Adjusted Unrestricted cash and cash equivalents $3,442 $10,264 $4,500 $14,764 Short-term investments 1,779 1,779 1,779 Restricted cash 106 106 106 Total Cash & Equivalents $5,327 $12,149 $16,649 Revolving Credit Facility - - - Bridge Facility - 500 (500) - Senior Secured Term Loan (Used Aircraft Facility) due 2021 2,000 2,000 2,000 Senior Secured Term Loan (Spare Parts Facility) due 2021 500 500 500 Senior Secured Term Loan (Spare Engine Bridge) due 2021 - 250 250 Credit Facility due 2024 1,455 1,455 1,455 Other secured debt 11,802 11,802 11,802 Finance Leases 423 423 423 New MPH Secured Term Loan - - 2,000 2,000 Other MPH Secured Debt - - 3,000 3,000 Unamortized Discount, Deferred Fees and Adjustments (164) (164) (164) Total Secured Debt $16,016 $16,766 $21,266 Senior Unsecured Notes $1,350 $1,350 1,350 CARES Act PSP Notes - 1,500 1,500 Other 348 348 348 Unamortized Discount, Deferred Fees and Adjustments (33) (33) (33) Total Unsecured Debt $1,665 $3,165 $3,165 Operating Lease Liabilities 5,632 5,748 5,748 Total Debt $17,681 $19,931 $24,431 Total Debt Inclusive of Operating Leases 23,313 25,679 30,179 LTM Adj. EBITDA $5,460 $5,460 $5,460 LTM Adj. EBITDAR 5,757 5,717 5,717 Credit Statistics¹ Total Debt and Leases / Adj. EBITDAR 4.0x 4.5x 5.3x Net Total Debt and Leases / Adj. EBITDAR 3.1 2.4 2.4 Total Adj. Debt / Adj. EBITDAR 4.4 4.9 5.7 8

4 1 2017 cash flow from sales to third - parties are impacted by the utilization of a $865 million prepayment of miles sold in earlie r years. ² Represents the change in the MileagePlus miles sold (in total and separately to United and third parties) for the period presented to the corresponding period in the prior year. MileagePlus financials 3-Mo. Ended 31-Mar 12-Mo. Ended 31-Mar (US$ in millions, unless otherwise noted) 2017¹ 2018 2019 2019 2020 2020 Selected Data Total Miles Issued Year over Year ("YoY") Change (%)² 2.9% 7.7% 6.2% 9.1% (8.8)% 1.9%      United 1.4% 11.0% 9.3% 9.9% (19.3)% 2.3%      Third Parties 3.8% 5.6% 4.2% 8.7% (2.2)% 1.7% Cash Flow Statement Historical amounts, as reported Cash flow from sales   Cash flow from sales to UAL $1,241 $1,368 $1,527 $341 $280 $1,466   Cash flow from sales to third parties 2,383 3,704 3,803 976 1,067 3,894     Total cash flow from sales 3,624 5,072 5,330 1,317 1,347 5,360 Cash flow provided by operations before income taxes paid to UAL $839 $2,231 $2,330 $506 $944 $2,768 Income taxes paid to UAL 587 377 615 615 517 517 Cash flow provided by operations (used in), net $252 $1,854 $1,715 $(109) $427 $2,251 Income Statement (millions) Revenue, net of redemptions $1,874 $2,002 $1,938 $466 $517 $1,989 Operating expense excluding depreciation and amortization 150 122 110 29 26 107 Earnings before interest, income taxes, depreciation and amortization ("EBITDA") $1,724 $1,880 $1,828 $437 $491 $1,882 Depreciation and amortization 8 7 6 2 2 6 Interest income (expense) and other non-op 71 208 211 44 59 226 Income tax expense 1,416 456 455 107 122 470 Net Income $371 $1,625 $1,578 $372 $426 $1,632 Balance Sheet (millions) Total assets $8,626 $10,763 $12,563 $10,598 $12,944 $12,944 Frequent flyer deferred revenue 5,558 5,832 6,151 5,818 6,444 6,444 Total other liabilities 440 678 581 155 243 243 Total stockholders' equity 2,628 4,253 5,831 4,625 6,257 6,257 37

1 COVID - 19’s impact on MPH cash flows As demand for redemptions has decreased, miles returned to customers’ accounts for cancelled flights are exceeding new bookings ▪ Miles earned on United are down ~97% for April and May combined, which negatively impacts cash inflows for MPH – However, members are still engaging with United’s third parties ▪ ~83% decline in miles redeemed, lowering MPH’s cash outflows ▪ ~126% increase in miles returned due to cancellations, resulting in cash flowing back to MPH from United ▪ Importantly, miles returned were nearly 3x greater than miles redeemed (millions) Apr. and May (cumulative) 2019 Apr. and May (cumulative) 2020 YOY % Cash collections ~$870 ~$455 ~(50%) Actual Miles redeemed ~(135%) Less: redemption cost ~$515 ~($165) ~(130%) Less: Operating expenses (Excl. D&A) ~$20 ~$10 ~(50%) Net cash flow 1 ~$330 ~$590 ~80% H igher net cash flows for MPH over this period Impact to airline demand has been severe, but strong third - party relationships ensure miles are still issued Managed operating expenses to reflect reduced demand 1 Net cash flow represents net cash flow provided by operations before income taxes paid to UAL. 35